UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 6, 2021

AgroFresh Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36316	46-4007249
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA		19106
(Address of Principal Executive Offices)		(Zip Code)
(267) 317-9139
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGFS	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on August 6, 2021 at the annual meeting of stockholders (the “Annual Meeting”) of AgroFresh Solutions, Inc. (the “Company”), the stockholders of the Company approved (1) the Third Amendment to the Company’s 2015 Incentive Compensation Plan (the “Plan”) to, among other things, increase the number of shares of the Company’s common stock reserved for issuance under the Plan from 7,150,000 to 13,650,000, and (2) the First Amendment to the Company’s 2019 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of the Company’s common stock reserved for issuance under the Plan from 500,000 to 1,250,000. The summaries of material terms of the Third Amendment to the Plan and of the First Amendment to the ESPP are set forth in the Company’s Definitive Proxy Statement dated June 25, 2021 under the captions “Proposal 2 – Approval and Adoption of the Third Amendment to the AgroFresh Solutions, Inc. 2015 Incentive Compensation Plan” and “Proposal 3 – Approval and Adoption of the First Amendment to the AgroFresh Solutions, Inc. 2019 Employee Stock Purchase Plan,” respectively, and are incorporated herein by reference. Such descriptions of the Third Amendment to the Plan and the First Amendment to the ESPP are qualified in their entireties by reference to the Third Amendment to the Plan and to the First Amendment to the ESPP, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of AgroFresh Solutions, Inc. (the “Company”) held on August 6, 2021 (the “Annual Meeting”), the Company’s stockholders (1) elected the Company’s eight nominees for director for a one-year term, (2) approved and adopted the Third Amendment to the Plan, (3) approved and adopted the First Amendment to the ESPP, (4) ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021 and (5) authorized the Company’s board of directors to adjourn and postpone the Annual Meeting to a later date or dates, if necessary. The final voting results for each proposal submitted to a vote are set forth below:

PROPOSAL 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert J. Campbell	66,765,209	3,600,756	18,422	4,337,226
Alexander Corbacho	66,695,697	3,635,387	53,303	4,337,226
Denise L. Devine	68,889,425	1,465,390	29,572	4,337,226
Nance K. Dicciani	68,914,044	1,452,567	17,776	4,337,226
Kay Kuenker	69,060,462	1,270,819	53,106	4,337,226
Clinton A. Lewis, Jr.	69,039,560	1,315,058	29,769	4,337,226
Kevin Schwartz	68,978,798	1,375,783	29,806	4,337,226
Macauley Whiting, Jr.	68,867,850	1,458,596	57,941	4,337,226

PROPOSAL 2: Approval and adoption of the Second Amendment to the Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,589,120	3,694,223	101,044	4,337,226

PROPOSAL 3: Approval and adoption of the Third Amendment to the ESPP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,037,920	1,253,941	92,526	4,337,226

PROPOSAL 4: Approval of the ratification of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
73,492,416	1,225,017	4,180

PROPOSAL 5: Approval to authorize the Board of Directors to adjourn and postpone the Annual Meeting to a later date or dates.

Votes For	Votes Against	Abstentions
61,608,886	12,979,997	132,730

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

10.1	Third Amendment to 2015 Incentive Compensation Plan (incorporated herein by this reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Commission on June 25, 2021).
10.2	First Amendment to 2019 Employee Stock Purchase Plan (incorporated herein by this reference to Appendix B to the Company’s Definitive Proxy Statement filed with the Commission on June 25, 2021).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: August 11, 2021

AGROFRESH SOLUTIONS, INC. By: /s/ Thomas Ermi Name: Thomas Ermi Title: Vice President and General Counsel